EXHIBIT 99.2

                             NOTE PURCHASE AGREEMENT

                                  by and among

                                 IP HOLDINGS LLC

                                       AND

                                 CANDIE'S, INC.

                                       AND

                           MICHAEL CARUSO & CO., INC.

                                       AND

                                MICA FUNDING, LLC

                              Dated August 20, 2002

                             NOTE PURCHASE AGREEMENT

            THIS NOTE PURCHASE AGREEMENT (this "Agreement") is dated August 20, 2002 and is by and among IP HOLDINGS LLC, a Delaware limited liability company (the "Issuer"), Candie's, Inc., a Delaware corporation ("Candie's"), Michael Caruso & Co., Inc., a California corporation ("Caruso") and Mica Funding, LLC, a Delaware limited liability company (the "Purchaser").

                               W I T N E S S E T H

            WHEREAS, each of Candie's and Caruso (each, a "Transferor" and together, the "Transferors") pursuant to that certain Contribution Agreement, dated the date hereof, by and among the Issuer and each of the Transferors (the "Contribution Agreement"), is contributing Assets to the Issuer;

            WHEREAS, concurrently with or immediately after the execution of the Contribution Agreement, each of Candie's and Caruso is assigning 100% of its membership interests in the Issuer to IP Holdings and Management Corporation ("IPMH") pursuant to an Assignment and Acceptance Agreement, dated as of August 1, 2002, by and among the Issuer, Candie's and Caruso;

            WHEREAS, the Issuer (a) has pledged to Wilmington Trust Company (the "Trustee") for the benefit of the Noteholders, all of the right, title and interest (but none of the obligations) in and to the Collateral pursuant to that certain Indenture, dated as of August 1, 2002, by and between the Issuer and the Trustee (the "Indenture") and (b) contemporaneously herewith has issued its $20,000,000 7.93% Asset-Backed Notes (the "Notes") pursuant to terms of the Indenture;

            WHEREAS, the Issuer desires to sell the Notes to the Purchaser, and the Purchaser desires to purchase the Notes,

            WHEREAS, the Notes are being privately placed by Banc of America Securities LLC, as placement agent (the "Placement Agent"), pursuant to a Private Placement Agreement, dated as of August 20, 2002, by and among the Transferors, the Issuer and the Placement Agent (the "Private Placement Agreement"), the parties hereto agree as follows:

            Section 1. Definitions. All capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Indenture. The Securities Act of 1933, as amended, is herein referred to as the "Securities Act". The Candie's License Agreement, the Caruso License Agreement and the Transaction Documents are collectively referred to herein as the "Operative Documents."

            Section 2. Terms of Issuance of the Notes. The Issuer agrees to sell the Notes, and subject to the terms and obligations of this Agreement, the Purchaser agrees to purchase the Notes on the Closing Date at 99.997% of the principal amount of the Notes (the "Purchase

Price"). The Notes shall be registered in such names (which may be, if so indicated, a nominee name) as the Purchaser may direct. The Notes shall include the legend regarding restrictions on transfer set forth under "PRIVATE PLACEMENT AND TRANSFER RESTRICTIONS" in the Offering Document (as defined below).

            The closing of the sale of the Notes (the "Closing") shall be held at the office of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York, 10019, at 10:00 a.m., New York City time, on August 20, 2002, (the "Closing Date") or at such other date and time as may be acceptable to the parties hereto.

            The Purchase Price shall be paid to the Issuer or its designee on the Closing Date by wire transfer of federal funds or other immediately available funds in accordance with written instructions furnished by the Issuer not later than two Business Days preceding the Closing Date.

            In addition to the delivery of the Notes, the Issuer shall execute and deliver on the Closing Date (a) each of the Operative Agreements and (b) an appropriate receipt acknowledging receipt of the Purchase Price for its Notes.

            Section 3. Representations and Warranties of the Transferors and the Issuer. Except as provided in paragraph (d) below, the Transferors, as for themselves and only themselves, and the Issuer, as for itself and only itself, severally represent and warrant to the Purchaser, as of the Closing Date as follows (but (I) in each case other than paragraph (a) below, only with respect to the portions of the representations and warranties that specifically refer to the Transferors (and the Manager), in the case of the Transferors, or the Issuer (and IPHM), in the case of the Issuer, (II) in the case of paragraph (a) below, other than with respect to information and documents supplied after the Closing Date, the Transferors and the Issuers jointly and severally represent and warrant and (III) in the case of information and documents supplied after the Closing Date, only with respect to such information and documents supplied by the Transferors (or the Manager) in the case of the Transferors, or the Issuer (or IPHM), in the case of the Issuer):

                  (a) A confidential private placement memorandum relating to the Notes have been prepared by the Issuer (the "PPM"). The PPM as supplemented by any additional information and documents delivered by or on behalf of the Issuer to prospective purchasers are hereinafter collectively referred to as the "Offering Document". The Offering Document does not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding representation shall not be deemed made with respect to information, if any, contained therein regarding Persons not affiliated with the Issuer (the "Other Party Information"), except that the Issuer represents and warrants that no Person affiliated with the Issuer has actual knowledge that any of the Other Party Information contains an untrue statement of material fact or omits to state a fact which has or which would have a material adverse effect on the condition (financial or other), business, properties or results of operations of the Issuer.

                  (b) Each of the Issuer and the Manager is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and conduct its business as described in the Offering Document; and each of the Issuer and the Manager is duly qualified to do business as a foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (c) IPHM is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and IPHM is duly qualified to do business as a foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (d) Candie's represents and warrants that Candie's is a corporation duly formed, validly existing and in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and Candie's is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification. Caruso is a corporation duly formed, validly existing and in good standing under the laws of the State of California, with power and authority (corporate and other) to own its properties and conduct its business as described in the Offering Document; and Caruso is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

                  (e) Each of the Operative Documents, the Notes and this Agreement to which any of the Transferors, the Manager or the Issuer are parties has been duly authorized and on the Closing Date, each of such documents will have been duly executed and delivered by the parties thereto, and each will conform to the description thereof contained in the Offering Document.

                  (f) Assuming the due authorization, execution and delivery thereof by the other parties thereto, each Operative Document to which the Issuer, the Transferors or the Manager is a party will constitute a valid and legally binding obligation of such party, enforceable in accordance with its respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (g) No consent, approval, authorization, or order of, or filing with any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Operative Documents or in connection with the issuance and sale of the Notes by the Issuer.

                  (h) The consummation of the transactions contemplated by the Operative Documents and the fulfillment of the terms thereof will not (i) conflict with or result in a breach of, or constitute a default under, any of the provisions of any indenture, mortgage, deed of trust, contract, or other instrument to which any of the Issuer, the Transferors or the Manager is a party or by which any of them is bound or (ii) result in a creation or imposition of any lien (other than the Lien of the Indenture) upon any of the properties or assets of any of the Issuer, the Transferors or the Manager pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument.

                  (i) The execution, delivery and performance of each of the Operative Documents to which the Transferors, the Issuer and the Manager is a party, and the issuance and sale of the Notes by the Issuer and compliance with the terms and provisions thereof will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Issuer, the Transferors, the Manager or any of their properties, or any agreement or instrument to which the Issuer, the Transferors or the Manager is a party or by which the Issuer, the Transferors or the Manager is bound or to which any of the properties of the Issuer, the Transferors or the Manager is subject, or the organizational documents of the Issuer, the Transferors or the Manager and the Issuer has full power and authority to authorize, issue and sell the Notes as contemplated by this Agreement.

                  (j) Each of the Issuer, the Transferors and the Manager possesses all necessary certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by such party and has not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Issuer, the Transferors or the Manager, as the case may be, would individually or in the aggregate have a material adverse effect on such party.

                  (k) There are no pending actions, suits or proceedings against or affecting the Issuer, the Transferors, the Manager or any of their respective properties that, if determined adversely to the such party, would individually or in the aggregate have a material adverse effect on the such party, or would materially and adversely affect the ability of the Issuer, the Transferors or the Manager, as the case may be, to perform its respective obligations under any of the Operative Documents to which it is a party, or which are otherwise material in the context of the sale of the Notes; and, to each of the Issuer's, Transferor's and the Manager's knowledge, no such actions, suits or proceedings are threatened or contemplated.

                  (l) Assuming that the Notes are offered in the manner contemplated by the Offering Document and this Agreement, that the Purchaser's representations and warranties in the investor letter, substantially in the form attached hereto as Exhibit A, are true and correct in all material respects and that any subsequent holder of a Note complies with Section 3.5 of the Indenture, the Issuer is not an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the United States Investment Company Act of 1940 (the "Investment Company Act"); and the Issuer is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds thereof as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                  (m) No form of general solicitation or general advertising was used by either Transferor or the Issuer or its representatives in connection with the offer and sale of the Notes. No investors were solicited or otherwise approached by the Transferors or the Issuer or any representative of any of them for the purpose of offering the Notes for sale who were not institutional investors. The Issuer has not issued or sold any Notes within the six-month period immediately preceding the date hereof or securities that could be integrated with the Notes. Neither the Issuer nor any representative on its behalf has offered or sold, nor will any of them offer or sell, any Notes in any manner that would render the issuance and sale of the Notes a violation of the Securities Act or any state securities or "Blue Sky" laws, or require registration pursuant thereto, nor has any of them authorized, nor will any authorize, any Person to act in such manner.

                  (n) Neither this Agreement, the Offering Document nor any other document, certificate or statement furnished to the Purchaser by or on behalf of the Issuer in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact or facts peculiar to the Issuer or any of its Affiliates which materially adversely affects or in the future may (so far as the Issuer can now reasonably foresee), individually or in the aggregate, reasonably be expected to materially adversely affect the business, property or assets, or financial condition of the Issuer or any of its Affiliates and which has not been set forth in this Agreement, the Offering Document or in the other documents, certificates and statements furnished to the Purchaser by or on behalf of the Issuer prior to the date hereof in connection with the transactions contemplated hereby.

                  (o) Assuming that the Purchaser's representations and warranties in the investor letter, substantially in the form attached hereto as Exhibit A, are true and correct in all material respects, the offer and sale of the Notes to the Purchaser in the manner contemplated by the Offering Document and this Agreement will be exempt from the registration requirements of the Securities Act and it is not necessary to qualify an indenture in respect of the Notes under the United States Trust Indenture Act of 1939, as amended (the "Trust Indenture Act").

                  (p) Each of the representations and warranties of the Issuer, the Transferors and the Manager set forth in each of the Operative Documents to which it is a party is true and correct in all material respects.

                  (q) Any taxes, fees and other governmental charges in connection with the execution and delivery of the Operative Documents or the execution, delivery and sale of the Notes have been or will be paid prior to the Closing Date.

            Section 4. Representations and Warranties of the Issuer.

                  (a) The Notes have been duly authorized; and when the Notes are authenticated, delivered and paid for pursuant to this Agreement on the Closing Date, such Notes will have been duly executed, authenticated, issued and delivered and will conform to the description thereof contained in the Offering Document; and will constitute valid and legally binding obligations of the Issuer, enforceable against the Issuer in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (b) The Issuer has not entered and will not enter into any contractual arrangement with respect to the distribution of the Notes except for this Agreement and the Private Placement Agreement.

            Section 5. Covenants of Candie's and the Issuer.

                  (a) Candie's will pay all present and future recording and filing fees, and all legal, financial and miscellaneous out-of-pocket expenses and costs incurred in connection with the negotiation and consummation of this Agreement and closing the transactions hereby contemplated, including, but not limited to (i) all expenses incidental to the performance of the Transferors' or the Manager's obligations under the Operative Documents including all expenses in connection with the execution, issue, authentication, packaging and initial delivery of the Notes, the preparation of the Operative Documents and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Notes; (ii) any fees charged by investment rating agencies for the rating of the Notes; (iii) the fees and expenses of Standard & Poor's Corporation CUSIP Service Bureau in connection with obtaining a private placement number with respect to the Notes; (iv) the fees, expenses and disbursements of Baker & McKenzie; (v) the Placement Agent's fees; and (vi) expenses incurred in printing and delivering the Offering Document (including any amendments and supplements thereto) to the Purchaser. Without limiting any provisions of the Operative Documents, the Issuer further agrees that it will pay or cause to be paid, promptly upon demand, all reasonable expenses incurred by the Purchaser in connection with the making of any amendments or modifications to, or the giving of any release, consent or waiver in respect of, this Agreement and any Operative Document executed pursuant hereto or thereto, including the fees and disbursements of counsel for the Purchaser in connection therewith, in each case that are related to or arising out of a request of, or an action taken by or that are otherwise required or caused by, directly or indirectly, the Issuer, the Transferors or the Manager, whether or not such modifications or amendments are consummated or all consents are obtained. Without limiting the any provisions of the Operative Documents, the Issuer further agrees that it will pay, or reimburse the Purchaser for, promptly upon demand, all costs and expenses (including reasonable legal fees and disbursements) incident to or in connection with (i) any action taken by the Purchaser, in good faith, to enforce its rights and remedies under this Agreement or any other Operative Document and (ii) any bankruptcy or insolvency proceedings involving Candie's or any of its Affiliates.

                  (b) The Issuer shall use its reasonable efforts to ensure that it will not be or become, a management company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the Investment Company Act, although it may rely on the investor letter delivered by the Purchaser and assume compliance with the provisions of Section 3.5 of the Indenture. The Issuer further agrees to comply with the undertaking stated to be made by it in the final sentence of paragraph 5 of the investor letter delivered by the Purchaser.

            Section 6. Conditions of the Purchaser's Obligations. The obligations of the Purchaser to purchase and pay for the Notes on the Closing Date will be subject to the accuracy of the representations and warranties on the part of the Issuer and the Transferors herein, the accuracy of the statements of officers of the Issuer made pursuant to the provisions hereof, to the performance by the Issuer of its obligations hereunder and to the following additional conditions precedent:

                  (a) The Purchaser shall have received a letter, dated June 30, 2001 of Moss Adams LLP, in form and substance satisfactory to the Purchaser, regarding the financial valuation of the Assets.

                  (b) There shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Issuer, the Transferors, the Manager or any of their respective Affiliates which, in the judgment of the Purchaser, is material and adverse and makes it impractical or inadvisable to proceed with completion of the purchase of the Notes; (ii) any downgrading in the rating of any debt securities of the Candie's or any of its Affiliates by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of Candie's or any of its Affiliates (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Candie's or any of its Affiliates on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress, any financial market disruption or any other substantial national or international calamity or emergency if, in the judgment of the Purchaser, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the purchase of the Notes.

                  (c) The Notes shall have been duly authorized, executed, authenticated, delivered and issued and shall be entitled to the benefits of the Indenture. Each of the

      Operative Documents and this Agreement shall have been duly authorized, executed and delivered by the respective parties thereto and shall be in full force and effect, and all conditions precedent contained in the Operative Documents shall have been satisfied.

                  (d) The Purchaser and the Trustee shall have each received a counterpart original, together with any required conformed copies of the Operative Documents and all closing documents delivered at or prior to the Closing.

                  (e) The Purchaser and the Trustee shall have each received signature and incumbency certificates executed by the authorized officers or manager of each of the Issuer, the Transferors and the Manager, to enable each of them to enter in to the Operative Documents to which such entity is a party.

                  (f) All corporate, limited liability company and other proceedings in connection with the transactions contemplated hereby and the other Operative Documents and all documents, opinions and certificates incident thereto shall be satisfactory in form and in substance to the Purchaser, and the Purchaser shall have received such other documents and certificates incident to such transaction as the Purchaser shall reasonably request.

                  (g) The Purchaser shall have received from counsel to each party to the Operative Documents (including the Servicer, the Back-Up Manager and the Trustee), written opinions dated the Closing Date and in form and substance satisfactory to the Purchaser, covering such matters as the Purchaser may reasonably request, including but not limited to the following:

                        (i) Corporate Opinions. An opinion in respect of each
            party to the Operative Documents that such party has been duly formed and is existing and in good standing under the laws of its State of formation, with all requisite power and authority to own its properties and conduct its business; and such party is duly qualified to do business as a foreign entity in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not reasonably be expected to have a material adverse effect on the financial position of such party.

                        (ii) Legal, Valid, Binding and Enforceable. An opinion
            in respect of each party to the Operative Documents and this Agreement that each such document to which it is a party has been duly authorized, executed and delivered and constitutes the valid and legally binding obligation of each party, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                        (iii) Notes. An opinion that the Notes have been duly
            authorized, executed, authenticated, issued and delivered and conform to the description thereof contained in the Offering Document; and constitute valid and legally binding obligations of the Issuer, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                        (iv) No Consents Required. An opinion in respect of each
            party to the Operative Documents that in respect of such party, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by the Operative Documents, except as set forth or contemplated therein.

                        (v) Litigation. An opinion (which may be from the
            General Counsel of Candie's) in respect of each party to the Operative Documents that in respect of such party, to such counsel's knowledge (after due inquiry) there are no pending actions, suits or proceedings against or affecting such party, any of its subsidiaries or any of their respective properties that, if determined adversely to such party or any of its subsidiaries, would individually or in the aggregate have a material adverse effect, or would materially and adversely affect the ability of such party to perform its obligations under the Operative Documents; and to such counsel's knowledge, no such actions, suits or proceedings are threatened or contemplated.

                        (vi) Non-Contravention. An opinion (which in the case of
            clause (a)(ii) and (b) may be from the General Counsel of Candie's) in respect of each party to the Operative Documents that, in respect of such party, the execution, delivery and performance of the Operative Documents to which it is a party will not result in a breach or violation (a)(i) of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or,
            (ii) to such counsel's knowledge, order of any governmental agency or body or any court having jurisdiction over such party or any subsidiary of such party or any of their properties, or (b) to such counsel's knowledge, any agreement or instrument to which such party or any such subsidiary is a party or, to such counsel's knowledge, by which such party or any such subsidiary is bound or to which any of the properties of such party or any such subsidiary is subject, or the organizational documents of such party or any such subsidiary.

                        (vii) Securities Laws. An opinion that it is not
            necessary in connection with the offer, sale and delivery of Notes by the Issuer to the Purchaser pursuant to this Agreement to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

                        (viii) Investment Company Act. An opinion that the
            Issuer is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds as described in the Offering Document, will not be an "investment company" as defined in the Investment Company Act.

                        (ix) Federal Income Tax. An opinion that for U.S.
            federal income tax purposes, the Notes will be treated as indebtedness of the Issuer.

                        (x) New York State Income Tax. A letter from BDO
            Seidman, LLP, addressed to PartnerRe New Solutions Inc. ("PartnerRe") and the Purchaser, stating that the Issuer will not be subject to New York State or New York City income or franchise taxes (including the New York City Unincorporated Business Tax).

                        (xi) Contribution. An opinion to the effect that in the
            event that a Transferor were to become a debtor in a case under the Bankruptcy Code, a court of competent jurisdiction would hold that the Assets would not constitute property of such Transferor's bankruptcy estate.

                        (xii) Non-Consolidation. An opinion to the effect that
            (1) in the event that either of the Transferors were to become a debtor in a case under the Bankruptcy Code, a court of competent jurisdiction would not disregard the separate existence of such Transferor, on the one hand, and the Issuer or IPHM, on the other hand, so as to order the substantive consolidation of the assets and liabilities of (a) the Issuer or IPHM, on the one hand, and (b) such Transferor, on the other hand, and (2) in the event that the Manager were to become a debtor in a case under the Bankruptcy Code, a court of competent jurisdiction would not disregard the separate existence of the Manager and Issuer so as to order the substantive consolidation of the assets and liabilities of the Issuer and the Manager.

                        (xiii) Security Interests. (A) An opinion to the effect
            that (i) in the event that the transfer of the Assets from each of the Transferors to the Issuer shall be considered a loan secured by the Assets, upon execution of the Contribution Agreement and upon the filing of financing statements, assignments and patent and trademark filings with the Patent and Trademark Office and copyright filings in the Copyright Office related thereto (collectively, the "Filing Statements"), the Issuer will have a perfected first priority security interest in the Assets which may be perfected by filing in the United States, and (ii) upon execution of the Indenture, and upon the filing of the Filing Statements related thereto, the Trustee will have a perfected first priority security interest in the Collateral which may be perfected by filing in the United States and (B) a letter from Canadian counsel regarding such matters in Canada, satisfactory to the Purchaser.

                        (xiv) Intellectual Property Title Opinion. An opinion to
            the effect that (A) each of the Transferors owns the Assets contributed pursuant to the Contribution Agreement, (B) each application and registration with respect to an Asset owned by each of the Transferors is owned by such Transferor and stands in the name thereof on the records of all relevant office registries, free and clear of any liens, (C) each Asset relating to a trademark or copyright contributed by the related Transferor is a valid trademark or copyright, as the case may be and (D) to the knowledge of such counsel, there are no claims or proceedings regarding infringement in connection with the use of, or threaten the validity or value of the Assets.

                  (h) The Purchaser shall have received a letter from counsel to the Issuer that such counsel has no reason to believe that the PPM as of the date of the PPM and the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the PPM.

                  (i) The Purchaser shall have received from each party to the Operative Documents such information, certificates and documents as the Purchaser may reasonably have requested and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Purchaser.

                  (j) The (i) Notes shall have received a rating of "Baa3" from Moody's and (ii) such rating shall not have been rescinded, and no public announcement shall have been made by Moody's that the rating on the Notes has been placed under review.

                  (k) The CUSIP Service Bureau of Standard & Poor's shall have assigned a private placement number for the Notes and the Purchaser shall have received evidence reasonably satisfactory to the Purchaser of such number.

                  (l) The Purchaser shall have received a receipt or other evidence satisfactory to it from the Trustee, confirming receipt by the Trustee, of the deposit of funds into the Liquidity Reserve Account pursuant to Section 12.1 of the Indenture in the amount of $2,900,000.

                  (m) The Purchaser shall have received evidence reasonably satisfactory to it and its special counsel that UCC-1 financing statements and any other similar statements or documentation with respect to perfection of security interests in the Assets for the benefit of the Issuer and the Trustee have been, or will be, filed in the appropriate filing offices in the Covered Jurisdictions, and all other actions have been taken reflecting the assignment of the interests of the Transferors in the Assets to the Issuer, as required pursuant to the provisions of the Contribution Agreement.

                  (n) The fees and expenses identified in Section 5.1(a) shall have been paid or provided for to the satisfaction of the Purchaser.

                  (o) The Purchaser shall have received an officer's certificate of each of the Issuer and the Transferors certifying that the conditions to Closing set forth herein have been complied with as of the Closing Date.

      The Purchaser may in their sole discretion waive compliance with any conditions to the obligations of the Purchaser hereunder.

            Section 7. Indemnification.

                  (a) Each of the Issuer and the Transferors jointly and severally agrees (i) to indemnify and hold harmless the Purchaser, its members, employees, managers, directors and officers and each person, if any, who controls such Purchaser within the meaning of Section 15 of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Purchaser may become subject, under the Securities Act or the Exchange Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) any breach of any of the representations and warranties of the Issuer or any Transferor contained herein, provided, however, that (i) the Issuer shall only indemnify the indemnified parties with respect to breaches of the Issuer's representations and warranties and not with respect to a breach by any other party and (ii) the Transferors shall not indemnify the indemnified parties with respect to any breach of an Issuer representation and warranty pertaining to the Assets or any Issuer continuing representations or warranties made herein that relate to, or require, action to be taken by the Issuer after the Closing Date, including the payment of the Notes, or (B) any untrue statement or alleged untrue statement of any material fact contained in the Offering Document, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and
      (ii) will reimburse the Purchaser for any legal or other expenses incurred by the Purchaser in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

                  (b) The obligations of the Issuer and each Transferor under this Section shall be in addition to any liability which the Issuer or such Transferor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Purchaser within the meaning of Section 15 of the Securities Act or the Exchange Act.

                  (c) Notwithstanding the foregoing, none of the Issuer, Candie's, Caruso or the Purchaser has any liability in respect of any conclusion drawn or statements contained in the report prepared by Consor, dated July 24, 2002, except for information provided in writing to Consor by any of them.

            Section 8. Failure to Deliver. If, after 3:00 p.m. on the Closing Date, the Closing has not yet been consummated and the Issuer has requested the Purchaser to continue to make the Purchase Price available later that day, and if, by 5:00 p.m. New York City time on such day, the

Issuer fails to tender to the Purchaser the Notes or if the conditions specified in Section 6 hereof have not been fulfilled or waived by the Purchaser, the Purchaser may thereupon elect to be relieved of all further obligations under this Agreement. In addition, Candie's shall pay to the Purchaser interest on the Purchase Price of its Notes at a variable per annum rate specified by the Purchaser, from such date until the next succeeding Business Day on which it is feasible for the Purchaser to invest such moneys in overnight funds. Nothing in this Section shall relieve the Issuer or any Transferor from any of its obligations hereunder or otherwise or waive any of the Purchaser's rights against the Issuer or such Transferor.

            Section 9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Issuer, the Transferors and of the Purchaser or its officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Purchaser, the Transferors, the Issuer or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Purchaser is not consummated, Candie's shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the obligation of the Issuer and each of the Transferors pursuant to Section 7 shall remain in effect. If the purchase of the Notes is not consummated for any reason other than because of either (i) a failure of the Purchaser to fund after all conditions to Closing have been met or (ii) the occurrence of any event specified in clause (iii), (iv) or (v) of
Section 6(b), Candie's will reimburse the Purchaser for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by it in connection with the offering of the Notes.

            Section 10. Severability Clause. Any part, provision, representation, or warranty of this Agreement which is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

            Section 11. Notices. All communications hereunder will be in writing and, (A) if sent to the Purchaser will be mailed, delivered or telegraphed and confirmed to the Purchaser, at Mica Funding, LLC, c/o Stanfield Global Strategies, 330 Madison Avenue, 9th Floor, New York, NY 10017, with a copy to PartnerRe New Solutions Inc., One Greenwich Plaza, Greenwich, CT 06830-6342,
Attention: Chief Counsel, (B) if sent to the Issuer, will be mailed, delivered or telegraphed and confirmed to it at IP Holdings LLC, 103 Foulk Road, Suite 200, Wilmington, DE 19803, Attention: General Counsel, (C) if sent to Caruso, will be mailed, delivered or telegraphed and confirmed to it at Michael Caruso & Co., Inc., 400 Columbus Avenue, Valhalla, NY 10595, Attention: General Counsel or (C) if sent to Candie's, will be mailed, delivered or telegraphed and confirmed to it at Candie's, Inc., 400 Columbus Avenue, Valhalla, NY 10595,
Attention: General Counsel; provided, however, that any notice to the Purchaser pursuant to Section 7 will be mailed, delivered or telegraphed and confirmed to such Purchaser.

            Section 12. Successors and Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the controlling persons referred to in Section 7 and no other person, other than as expressly provided in this paragraph, will have any right or obligation hereunder. It is agreed by the parties hereto that PartnerRe shall be a third-party beneficiary of the obligations of the Issuer, Candie's and Caruso hereunder.

            Section 13. Applicable Law. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAW PROVISIONS. Each of the Issuer and the Transferors hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

            Section 14. Counterparts, Etc. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof between the Purchaser, the Transferors and the Issuer. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

            Section 15. No Petition. (a) During the term of this Agreement and for one year and one day after the retirement of the Notes, none of the parties hereto or any affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against the Issuer.

            (b) Each of the parties hereto (other than the Purchaser) agrees that it will not institute against, or join any other person in instituting against, the Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other similar proceeding under the laws of any jurisdiction, for one year and one day after the latest maturing commercial paper note of the Purchaser is paid in full. The obligations of such parties under this Section 15(b) shall survive any termination of this Agreement.

            Section 16. Limited Recourse. The obligations of the Purchaser under this Agreement are solely the obligations of the Purchaser. No recourse shall be had for the payment of the Purchase Price or any other obligation or claim of or against the Purchaser arising out of or based upon this Agreement, against any employee, officer, director, affiliate, member or manager of the Purchaser or any affiliate of such person (other than with respect to Section 17 below); provided, however, that the foregoing shall not relieve any such person of any liability it might otherwise have as a result of fraudulent actions or omissions taken by it. Each party to this Agreement (other than the Purchaser) agrees that the Purchaser shall be liable for any claims that such party may have against the Purchaser only to the extent the Purchaser has funds in excess of those needed by it to pay amounts due from it on matured or maturing commercial paper notes or due from it to hedge counterparties in connection with its commercial paper program. Any and all claims by any such party against the Purchaser shall be unsecured and subordinate to the claims of the holders of the Purchaser's commercial paper notes and of all other secured parties under the Purchaser's commercial paper program.

            Section 17. Confidentiality. Neither Candie's, Caruso, the Purchaser nor any of their respective Affiliates shall make any announcement or disclosure regarding the participation of PartnerRe or any of its Affiliates in connection with the transactions contemplated in the Operative Documents, without the prior written consent of PartnerRe, except that each of Candie's, Caruso or the Purchaser may disclose such information to such Person's external accountants and attorneys and as required by any supervisory regulatory authority to which the disclosing party is subject or under applicable law or order in connection with any judicial proceeding. If, for any other reason than a breach of this
Section 17 by Candie's, Caruso and the Purchaser or a breach of any another confidentiality agreement between PartnerRe and the parties hereto, the confidential information herein otherwise becomes public, then Candie's, Caruso and the Purchaser shall be permitted to disclose such public information.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year above first written.

                                        CANDIE'S, INC.

                                        By: /s/ Richard Danderline
                                            ------------------------------------
                                            Name:  Richard Danderline
                                            Title: Executive Vice President


                                        MICHAEL CARUSO & CO., INC.

                                        By: /s/ Richard Danderline
                                            ------------------------------------
                                            Name:  Richard Danderline
                                            Title: Executive Vice President


                                        IP HOLDINGS LLC

                                            By: IP Holdings and Management
                                                Corporation its Manager

                                            By: /s/ Richard Danderline
                                                --------------------------------
                                                Name:  Richard Danderline
                                                Title: President


                                        MICA FUNDING, LLC

                                            by: Mica Member, Inc.
                                                as sole Member

                                        By: /s/ Frank B. Bilotta
                                            ------------------------------------
                                            Name:  Frank B. Bilotta
                                            Title: Vice President